SECOND ADDENDUM
                                       TO
                                CREDIT AGREEMENT

THIS SECOND ADDENDUM to Credit Agreement ("Second Addendum") is made as of the 9th day of August, 2005 by Wells Fargo Bank, National Association (the "Bank") and American CareSource Holdings, Inc. (the "Borrower").

Recitals:

A. The Bank and the Borrower entered into a Credit Agreement, with an Effective Date of December 1, 2004 ("Credit Agreement"), as amended by a First Addendum to Credit Agreement dated February 2, 2005, pursuant to which the Bank made available to the Borrower a $3,000,000.00 revolving line of credit for general business purposes. Borrowings under the Line are currently evidenced by a $3,000,000.00 promissory note, dated February 2, 2005 ("Existing Revolving Note").

B. As of August 8, 2005 there is owed on the Existing Revolving Note the principal amount of $2,480,000 and accrued, unpaid interest in the amount of $3,366.32.

C. The Borrower has requested that the Bank increase the Line to Four Million Dollars ($4,000,000.00).

D. The Bank and the Borrower wish to amend the Credit Agreement pursuant to the terms of this Second Addendum.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein it is agreed:

1. All terms not otherwise defined in this Second Addendum shall have the meaning given to such term in the Credit Agreement. The recital paragraphs are hereby incorporated as though fully set forth in this Second Addendum.

2. Notwithstanding the execution of the Credit Agreement or any addendum thereto, or the delivery of all documents in furtherance thereof, the obligation of the Bank to make any advance on the Line and this Second Addendum becoming effective shall be subject to the timely satisfaction of the following conditions precedent:

      a) No event of default or event which will mature into an event of default, shall have occurred and be continuing.

      b) The representations and warranties of the Borrower contained in the Documents shall be true and correct as of the date of any advance on the Line.

      c) The Borrower shall have delivered to the Bank copies, duly certified as of the date of this Second Addendum by the Borrowers secretary of
            (i) the resolutions


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

            of Borrower's board of directors authorizing the execution and delivery of this Second Addendum and the Documents required by this Second Addendum, (ii) all documents evidencing other necessary Borrower action, and (iii) all approvals or consents required, if any, with respect to the Documents.

      d) The Borrower shall have delivered to the Bank a certificate of its secretary certifying the name(s) of the person(s) authorized to sign this Second Addendum and the Documents, and all other documents and certificates of the Borrower to be delivered hereunder, together with the true signatures of such person(s).

      e) The Borrower shall have delivered the Documents and the agreements listed below, each of which shall be in a form and content satisfactory to the Bank, executed by the parties specified therein, and all other documents, certificates, opinions and statements requested by the Bank:

            i)    This Second Addendum.

            ii) The revolving note attached hereto as Exhibit "A" ("New Revolving Note") which shall evidence the Borrower's obligation to repay advances made under the Line (as defined below). Upon this Second Addendum becoming effective, the New Revolving Note will replace, but not be deemed to satisfy, the Existing Revolving Note.

      f) The Bank shall have received the standby letters of credit (collectively, the "Letters of Credit") described below, in a form satisfactory to the Bank, with an expiration dateofAugust3l, 2006:

            i) Issued by Manufacturers and Traders Trust Company on account of Derace L. Schaffer in the amount of $975,000.00; and

            ii) Issued by West Bank on account of Matthew P. Kinley in the amount of $100,000.00.

      g) The Bank shall have received from John Pappajohn the (i) Consent to Second Addendum of Credit Agreement, Ratification of Guaranty and Waiver of Claims attached hereto as Exhibit "B" ("Pappajohn Consent") and (ii) the guaranty attached to the Pappajohn Consent as Exhibit "A" ("Pappajohn_Guaranty").

      h) The Bank shall have received a letter, in the form attached as Exhibit "C" (the "Guarantors' Letter"), from all of the Facility Guarantors (as that term is defined in such letter).

      i) The Bank shall have received from Derace L. Schaffer the (i) Consent to Second Addendum of Credit Agreement, Ratification of Guaranty and Waiver of Claims attached hereto as Exhibit "D" ("Schaffer Consent") and (ii) the guaranty attached to the Schaffer Consent as Exhibit "A" ("Schaffer Guaranty").

      j) The Bank shall have received from Matthew P. Kinley the (i) Acknowledgment, Consent to Second Addendum of Credit Agreement, and Waiver of Claims attached hereto as Exhibit "E" ("Kinley Consent") and (ii) the guaranty attached to the Kinley Consent as Exhibit "A" ("Kinley Guaranty").

      k) The Borrower shall have reimbursed the Bank for all expenses incurred by it in connection with this Second Addendum, including but not limited to, attorney's fees.

3. The Letters of Credit, Pappajohn Consent, Pappajohn Guaranty, Guarantors' Letter, Schaffer Consent, Shaffer Guaranty, Kinley Consent and Kinley Guaranty are hereinafter deemed to be included in and a part of the "Security Documents" described in Exhibit A to the Credit Agreement.


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

4. Section 1.1 (Line Credit Amount) of the Credit Agreement is hereby deleted and the following new Section 1.1 is substituted in lieu thereof:

            1.1 Line of Credit Amount. During the Line Availability Period defined below, the Bank agrees to provide a revolving line of credit (the "Line") to the Borrower. Outstanding amounts under the Line will not, at any one time, exceed FOUR MILLION DOLLARS AND 00/100 DOLLARS ($4,000,000.00).

5. Section 1.3 (Advances) of the Credit Agreement is hereby deleted and the following new Section 3.1 is substituted in lieu thereof:

            1.3 Advances. The Borrower's obligation to repay advances made under the Line will be evidenced by a single promissory note (the "Revolving Note") dated as of August 9, 2005. Reference is made to the Revolving Note for interest rate and repayment terms.

6. Section 3.1 (Requests for Advances) of the Credit Agreement is hereby deleted and the following new Section 3.1 is substituted in lieu thereof:

            3.1 Requests for Advances. Advances hereunder, to the total amount of the principal sum stated above, may be made by the Bank at the oral or written request of (i) ______________ or ______________, any one acting alone, who are authorized to request advances and direct the disposition of any advances until written notice of the revocation of such authority is received by the holder at the office designated above, or (ii) any person, with respect to advances deposited to the credit of any deposit account of the Borrower, which advances, when so deposited, shall be conclusively presumed to have been made to or for the benefit of the Borrower regardless of the fact that persons other than those authorized to request advances may have authority to draw against such account. The Bank shall have no obligation to determine whether any person requesting an advance is or has been authorized by the Borrower.

7. Section 3.2 (Payments) of the Credit Agreement is hereby deleted and the following new Section 3.2 is substituted in lieu thereof:

            3.2 Payments. All principal, interest and fees due under the Documents shall be paid in immediately available funds as contracted in this Agreement and no later than the payment due date set forth in the statement mailed to the Borrower by the Bank. Should a payment come due on a Saturday, Sunday or any other day on which commercial banks in Iowa are authorized or required by law to close day, then the payment shall be made no later than the next Business Day. A Business Day means any day except a Saturday, Sunday or any other day on which commercial banks in Iowa are authorized or required by law to close. For amounts bearing interest at the LIBOR Rate (if any) a Business Day is a day on which the Bank is open for substantially all of its business and on which dealings in U.S. dollar deposits are carried on in the London interbank market.

8. The Borrower does hereby release and forever discharge Wells Fargo Bank, National Association, Wells Fargo & Company, and their respective affiliates and their officers, directors, attorneys, agents, employees, successors and assigns from all causes of action, suits, claims and demands of every kind and character, liquidated or unliquidated, fixed, contingent, direct or indirect without limit, including any action in law or equity, which the Borrower now has or may ever have had against them, if the circumstances giving rise to


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

      such causes of action, suits, claims and demands arose prior to the date of this Second Addendum.

9. Except as modified by this Second Addendum, all the terms and conditions of the Credit Agreement, as amended, shall remain in full force and effect.

10. The Credit Agreement, as amended, embodies the entire agreement and understanding between the Borrower and the Bank with respect to the subject matter thereof and supersedes all prior agreements and understandings among such parties with respect to the subject mailers thereof.

IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT. THIS NOTICE ALSO APPLIES TO ANY OTHER CREDIT AGREEMENTS (EXCEPT CONSUMER LOANS OR OTHER EXEMPT TRANSACTIONS) NOW IN EFFECT BETWEEN YOU AND THIS LENDER.

THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT HE MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS, WHETHER VERBAL OR WRITTEN, OR ACTIONS OF EITHER PARTY.

IN WITNESS WHEREOF, the parties have executed this Second Addendum as of the day and year first above written.

AMERICAN CARESOURCE HOLDINGS, INC.


By  /s/ David Boone
   ---------------------------
Its CFO, Secretary & Treasurer
    --------------------------

WELLS FARGO BANK, NATIONAL ASSOCIATION


By /s/ Randall R. Stromley
   -----------------------------------
   Randall R. Stromley, Vice President


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

                                    EXHIBIT A

Wells    Wells Fargo Bank,
Fargo    National Association                                     Revolving Note

================================================================================

$4,000,000.00                                                     August 9, 2005

FOR VALUE RECEIVED. American CareSource Holdings, Inc. (the "Borrower") promises to pay to the order of Wells Fargo Bank, National Association (the "Bank"), at its principal office or such other address as the Bank or holder may designate from time to time, the principal sum of FOUR MILLION AND 00/100 DOLLARS ($4,000,000.00), or the amount shown on the Bank's records to be outstanding, plus interest (calculated on the basis of actual days elapsed in a 360-day year) accruing on the unpaid balance at the annual interest rate defined below. Absent manifest error the Bank's records will be conclusive evidence of the principal and accrued interest owing hereunder.

This Revolving Note is issued pursuant to a Second Addendum to credit Agreement of even date herewith between the Bank and the Borrower (the "Agreement"). The Agreement, and any amendments or substitutions thereto, contain additional terms and conditions including default and acceleration provisions. The terms of the Agreement are incorporated into this Revolving Note by reference. Capitalized terms not expressly defined herein shall have the meanings given them in the Agreement.

INTEREST RATE

Base Rate. The principal balance outstanding under this Revolving Note will bear interest at an annual rate equal to the Base Rate, floating (the "Base Rate Option"). The Base Rate is the "base" or "prime" rate of interest established by the Bank from time to time at its principal office in Des Moines, Iowa.

REPAYMENT TERMS

Interest. Interest will be payable on the last day of each month, beginning August31, 2005.

Principal. Principal, and any unpaid interest, will be payable in a single payment due on July 31, 2006.

ADDITIONAL TERMS AND CONDITIONS. The Borrower agrees to pay all costs of collection, including reasonable attorneys' fees and legal expenses incurred by the Bank in the event this Revolving Note is not duly paid. Demand, presentment, protest and notice of nonpayment and dishonor of this Revolving Note are expressly waived. This Revolving Note will be governed by the substantive laws of the State of Iowa.

AMERICAN CARESOURCE HOLDINGS, INC.


By:  /s/ David Boone
    ---------------------------
Its: CFO, Secretary & Treasurer
     --------------------------


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

                                   EXHIBIT B

Wells    Wells Fargo Bank,
Fargo    National Association                                  Personal Guaranty
================================================================================

Wells Fargo Bank, National Association        American CareSource Holdings, Inc.
666 Walnut Street, PO Box 837                 8080 Tristar Drive, Suite 100
Des Moines, Iowa 50304-0837                   Irving, TX 75063
(the "Bank")                                  (the "Borrower")

Dated: August 9, 2005

      FOR VALUABLE CONSIDERATION, and to induce the Bank in its sole discretion to make loans or extend other accommodations to or for the account of the Borrower, the undersigned gives this Personal Guaranty (the "Guaranty"), and absolutely and unconditionally guarantees to the Bank the full and prompt payment of each and every debt, liability or obligation of the Borrower to the Bank relating to or arising out of the Credit Agreement effective December 1, 2004, together with any deposit account related overdrafts of the Borrower. (All such obligations, including but not limited to every promissory note, instrument, or other agreement given by the Borrower evidencing any such obligations, and any extensions, renewals, replacements or refinancings of same, to collectively be referred to as the "Indebtedness".)

      This Guaranty is an absolute, unconditional and continuing guaranty of payment of the Indebtedness and shall continue to be binding upon the undersigned, whether or not all Indebtedness is paid in full, until this Guaranty is revoked prospectively in writing as to future transactions. Such revocation shall not be effective until actually received in writing by the Bank and then shall not be effective as to Indebtedness existing or committed to at the time of revocation, and shall not be effective as to renewals, extensions, or refinancings of existing Indebtedness, whether such Indebtedness is renewed before or after receipt of such notice of revocation. The death or incompetence of the undersigned shall not revoke this Guaranty until written notice of such death or incompetence is actually received by the Bank, and then only prospectively as to future transactions as set forth above.

      Notwithstanding the preceding paragraphs, the liability of the undersigned under this Guaranty shall be limited to a principal amount of $2,925,000, plus accrued interest on the full amount of the Indebtedness and all attorneys' fees, collection costs and enforcement expenses incurred by the Bank in collecting on and enforcing its rights under the Indebtedness and incurred in connection with the protection, defense or enforcement of this Guaranty in any litigation or bankruptcy proceedings. The Indebtedness may be created and continued in any amount, whether or not in excess of such principal amount, without reducing or impairing the liability of the undersigned under this Guaranty. Any payment made by the undersigned under this Guaranty shall be effective to reduce or discharge the undersigned's liability only if accompanied by a written transmittal document, received by the Bank and advising it that such payment is made under this Guaranty for such purpose.

      The undersigned further acknowledges and agrees with Bank that:

1. No act or event need occur to establish the liability of the undersigned under this Guaranty, and no act or event, except full payment and discharge of all Indebtedness, shall exonerate and discharge the liability of the undersigned under this Guaranty.

2. If the undersigned dies or becomes insolvent (however defined) then the Bank may declare immediately due and payable the obligations of the undersigned under this Guaranty, and the undersigned shall immediately pay to the Bank the full amount of all Indebtedness, whether due and payable or unmatured. If the


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

undersigned voluntarily commences or there is commenced involuntarily against the undersigned a case under the United States Bankruptcy Code, the obligations of the undersigned under this Guaranty shall immediately be due and payable without the necessity of demand or notice.

3. The undersigned will not exercise or enforce any right of contribution, reimbursement, recourse or subrogation available to the undersigned against the Borrower or any person liable for payment of the Indebtedness, or as to any collateral securing the Indebtedness, unless and until all of the Indebtedness shall have first been fully paid and discharged.

4. The Bank may in its discretion enter into transactions resulting in the creation or continuance of Indebtedness, without notice to or the consent or approval of the undersigned, regardless of whether or not any existing relationship between the Borrower and the undersigned has been revoked and regardless of whether this Guaranty has been revoked.

5. The liability of the undersigned shall not be reduced or impaired by any of the following acts or events (which the Bank, after advance notification to the Undersigned, is expressly authorized to do, omit or suffer from time to time, both before and after revocation of this Guaranty, without the consent or approval of the undersigned): (a) any acceptance of collateral security, guarantors, accommodation parties or sureties for any or all of the Indebtedness; (b) any one or more extensions or renewals of Indebtedness (whether or not for a period longer than the original period) or any modification of the interest rate, maturity or other contractual terms applicable to all or part of the Indebtedness; (c) any waiver or indulgence granted to Borrower, any delay or lack of diligence in the enforcement of the Indebtedness, or any failure to institute proceedings, file a claim, give any required notices or otherwise protect any of the Indebtedness; (d) any full or partial release of, settlement with, or agreement not to sue, Borrower or any other guarantor or other person liable with respect to any of the Indebtedness;
(e) any discharge of any evidence of Indebtedness or the acceptance of any instrument renewing or refinancing the Indebtedness; (f) any failure to obtain collateral security (including rights of setoff) for the Indebtedness, or to assure its proper or sufficient creation, perfection, or priority, or to protect, insure, or enforce any collateral security; or any modification, substitution, discharge, impairment, or loss of such collateral security; (g) any foreclosure or enforcement of any collateral security by the Bank or any other creditor of the Borrower with a security interest in the collateral security; (h) any assignment or transfer of any Indebtedness or documentation evidencing the Indebtedness; (i) any order of application of any payments or credits upon the Indebtedness from the Borrower, the undersigned, or any other person; and (j) any election by the Bank under ss.1111(b)(2) of the United States Bankruptcy Code.

6. The undersigned waives any and all defenses, claims and discharges of Borrower, or any other obligor, pertaining to the Indebtedness, except the defense of discharge by payment in full. Without limiting the generality of the preceding sentence, the undersigned will not assert, plead or enforce against the Bank any defense of waiver, release, discharge in bankruptcy, statute of limitations, res judicata, statute of frauds, anti-deficiency statute, misrepresentation or fraud, incapacity, minority, usury, illegality or unenforceability which may be available to Borrower or any other party liable for payment of any of the Indebtedness, or any setoff available against the Bank to Borrower or any such other person, whether or not on account of a related transaction. The undersigned shall be liable for any deficiency remaining after foreclosure of any mortgage, deed of trust or security interest securing the Indebtedness, whether or not the liability of the Borrower or any other obligor for such deficiency is discharged pursuant to statute or judicial decision.

7. The Bank may in its sole discretion demand that the undersigned discharge its obligations under this Guaranty at any time, whether at the time of the scheduled or accelerated maturity of the Indebtedness or at any earlier or later time, and regardless of whether there has been a default with respect to the Indebtedness. The Bank shall not be required to first resort for payment of the Indebtedness to the Borrower or to any other person or their properties, or to


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

first enforce, realize upon, or exhaust any collateral security given to secure the Indebtedness before enforcing this Guaranty. The undersigned waives presentment, demand for payment, notice of dishonor or nonpayment, and protest of any instrument evidencing part or all of the Indebtedness.

8. If any payment applied by the Bank to the Indebtedness is later set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of the Borrower or any other obligor), the Indebtedness to which such payment was applied shall for the purposes of this Guaranty be deemed to have continued in existence, notwithstanding such application, and this Guaranty shall be enforceable as to such Indebtedness as fully as if such application had never been made.

9. The liability of the undersigned under this Guaranty is in addition to and cumulative with all other liabilities of the undersigned to the Bank as a guarantor or otherwise, without limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

10. This Guaranty shall be enforceable regardless of the failure of other persons to sign other guaranties of the Indebtedness. This Guaranty shall be effective upon delivery to the Bank, without further act, condition or acceptance by the Bank, shall be binding upon the undersigned and the heirs, representatives, successors and assigns of the undersigned for the benefit of the Bank and its participants, successors and assigns. Any invalidity or unenforceability of any provision or application shall not affect other lawful provisions and applications of this Guaranty, which is severable. This Guaranty may not be waived, modified, amended, terminated, released or otherwise changed except by a writing signed by both the undersigned and the Bank. This Guaranty is issued in and shall be governed by the laws of the State of Iowa.

--------------------------------------------------------------------------------
                        WAIVER OF RIGHT TO TRIAL BY JURY

The undersigned hereby waives the right to a trial by jury in any action relating to this Guaranty
--------------------------------------------------------------------------------

      IN WITNESS WHEREOF, this Guaranty has been duly executed on the above date by the undersigned. Undersigned acknowledges receipt of a copy of this agreement.


                                                           ---------------------
                                                           John Pappajohn

                                                           Address:
                                                           2116 Financial Center
                                                           666 Walnut Street
                                                           Des Moines, IA  50309


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